Exhibit 99.2 Investor Presentation Portland General Electric August 24, 2020 This presentation includes information contained in the business update provided by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 24, 2020

Cautionary statements Information Current as of August 24, 2020 Except as expressly noted, the information in this presentation is current as of August 24, 2020 — the date on which PGE filed its Form 8-K — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including, without limitation: the outcome of the review being conducted by the Special Committee; the impact of the recommendations of the Special Committee on the Company and its operations; the time and expense incurred in implementing the recommendations of the Special Committee; any reputational damage to the Company relating to the matters underlying the Special Committee’s review; demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the Company's generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the Company's inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the Company's customer information system or operating systems, which may affect customer bills or other aspects of our operations; and widespread health emergencies or outbreaks of infectious diseases such as the novel coronavirus disease (COVID-19), which may affect our financial position, results of operations and cash flows. As a result, actual results may differ materially from those projected in the forward- looking statements. All forward-looking statements included in this presentation are based on information available to the Company on the date hereof and such statements speak only as of the date hereof. The Company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the Company's most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management's discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

The Company

PGE at a glance

Quick facts

- Vertically integrated electric utility encompassing generation, transmission and distribution
- 901,000 retail customers within a service area of 1.9 million residents
- 46 percent of Oregon's population lives within PGE service area, encompassing 51 incorporated cities entirely within the State of Oregon
- 75 percent of Oregon's commercial and industrial activity occurs in PGE service area

Financial snapshot

- 2019 revenue: $2.1 billion
- 2019 diluted earnings per share: $2.39
- Net utility plant assets: $7.3 billion(1)

3,800+ MWs of Generation



Beaver
Port Westward 1 & 2
OREGON
WASHINGTON
26
Columbia River
84
Portland
Sandy River
T.W. Sullivan
River Mill
Faraday
North Fork
Oak Grove
Willamette River
Clackamas River
Salem
I-5
Washington
Tucannon River Wind Farm
Eastern Oregon
Coyote Springs
Biglow Canyon
Boardman
Carty
Wheatridge(2)
Madras, Oregon
Pelton
Round Butte
Montana
Colstrip 3 & 4
Hydro
Gas
Coal
Wind
Service territory

(1) As of 6/30/2020
(2) Wind component expected to be operational by December 2020

4

Attractive, growing service area • Near-term economic uncertainty 2,600 1.20 driven by COVID-19 pandemic 2,400 1.15 • While annual rates of growth may 2,200 2,000 fluctuate, we continue to project 1.10 (4) long term load growth of 1%(1) 1,800 1,600 1.05 • Oregon’s annual GDP growth 1,400 1.00 averaged 2.9% over the past two 1,200 (2) 1,000 0.95 decades Indexed 2019=1 800 0.90 • Oregon ranked 10th nationally in 600 Energy Deliveries Growth, Energy Energy Deliveries, MWa 400 the rate of net in–migration for 0.85 2019(3) 200 - 0.80 • Forecasted long-term industrial 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 sector growth driven by high tech and data centers Residential Commercial Industrial Growth Net of EE Cumulative Growth (1) Forecasted growth until 2028 (2) U.S. Bureau of Economic Analysis (3) State of Oregon Employment Department 5 (4) Sector load growth shown is net of energy efficiency

Constructive regulatory environment Regulatory construct Regulatory body • Forward test year • Public Utility Commission of Oregon • Integrated Resource Planning (IRP) • Governor-appointed three member • Renewable Portfolio Standard (RPS) commission serving four-year terms • Proven track record of achieving Term expiration reasonable Commission-approved Megan Decker [D] (Chair) March 2021 settlements Mark Thompson [R] Nov 2023 Letha Tawney [D] May 2024 Regulatory mechanisms • Net variable power cost recovery • Annual Power Cost Update Tariff (AUT) • Power Cost Adjustment Mechanism (PCAM) • Decoupling through 2022 • Renewable Adjustment Clause (RAC) 6

2019 general rate case • Approved price increase: 0.5% • Return on equity (ROE): 9.5% • Cost of long-term debt: 5.1% Key Items • Capital structure: 50% debt, 50% equity • Rate base: $4.75 billion • Energy storage projects associated with renewables can be included in Requests future RAC filings for cost recovery pursuant to a showing of prudence approved by and an appropriate nexus of the storage facility with renewables the • Customer prices can be set using the trended weather method in the Commission load forecast • Decoupling was expanded to include additional existing customers with demands of up to 200 kW and was extended through 2022 7

Key strengths

Focus on customers Top quartile Top quartile Trusted business No.1 renewable system customer partner & energy program reliability satisfaction environmental in the nation by among large champion enrollment for Edison Electric Institute electric and last decade Cogent Syndicated Utility Trusted electric & gas Brand & Customer Engagement™ Studies National Renewables utilities Energy Laboratory J.D. Power Electric Utility Syndicated Studies 9

Diverse generation and customer base Power sources as a percentage of retail load Retail revenues by customer class 2020 AUT(1) 2019(2) Industrial 12% Hydro 18% Gas Wind & Solar Residential 12% 51% Commercial 52% 35% Coal 19% Total = 2,132 MWa Total retail revenues = $1.9B (1) Hydro, wind and solar include PGE-owned and contracted resources 10 (2) Other revenues contributed 1% of total retail revenues in 2019

High-quality utility operations Western Energy Imbalance • Highly dependable generation fleet with eight-year Market average availability of 92%(1) • Strong power supply portfolio management and western EIM integration to enhance reliability and optimize resources • Transitioning away from coal-fired generation • Investment plans to provide safer and more reliable service to our customers • Smart grid opportunities to incorporate more renewables, decarbonize, power the transportation network and integrate demand side resources 11 (1) 2012 through 2019

Strong liquidity position for growth (1) Available liquidity Financings Q1 2020 Q2 2020 Q3 2020 Q4 2020 (Dollars in millions) Long-Term Debt Issued $200 Issuing up to Securities million $325 million Revolving Credit Available Facility(2) Pollution Control Issued $21 Cash + Credit + Revenue Bonds million Cash Letters of Cash Equivalents $500 Credit $827 364-day Term Funded Loan $150 million $172 $155 Financial resources S&P Moody’s • Investment grade credit ratings Senior Secured A A1 • Manageable debt maturities Senior Unsecured BBB+ A3 • Target capital structure of 50% debt and 50% equity Outlook Positive Stable (1) All values as of 8/24/2020 12 (2) Contains a $100 million accordion feature

Debt Maturity Schedule Manageable debt maturities Dollars in millions $310 $275 $200 $98 $175 $170 $160 $150 $160 $150 $150 $130 $100 $105 $100 $100 $80 $75 $70 13

Long-term financial performance Net income, earnings per share, and ROE $2.37 $2.39 $2.29(1) $2.16 EPS $2.10 (1) $1.60(2) (diluted) Net income $1.30(2) (dollars in millions) $212 $214 $193 $187(1) 2016 2017(1) 2018 2019 2020(2) Accounting ROE 8.4% 7.9% 8.6% 8.4% 4.5% - 5.6% Allowed ROE 9.6% 9.6% 9.5% 9.5% 9.5% (1) In 2017 net income based on generally accepted accounting principles (GAAP) was $187 million, or $2.10 per diluted share. After adjusting for the impacts of the Tax Cuts and Jobs Act (TCJA), non- GAAP net income was $204 million, or $2.29 per diluted share. Management believes that excluding the effects of the TCJA ($0.19) provides a more meaningful representation of the Company's comparative earnings. The Company has adjusted this amount to maintain comparability between periods 14 (2) Estimates and projections are based on assumptions and there can be no assurance regarding the amount of future earnings. Earnings guidance provided as of August 24, 2020

Proven dividend growth (4),(5) $1.56 Dividends paid per (3) $1.50 common share $1.41 $1.32 $1.24 Target Payout $1.16 70% $1.09 $1.11 Ratio $1.05 $1.07 Actual Payout 60% Ratio 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Long-term dividend growth guidance of 5-7%(4) (1) Compound Annual Growth Rate from 2011 through 2020 (2) Compound Annual Growth Rate from 2016 through 2020 (3) Represents annual dividends paid per common share (4) Estimates and projections are based on assumptions and there can be no assurance regarding the amount of future dividends 15 (5) 2020 dividend payout is forecast to be 108% based on a $1.45 EPS at the midpoint of the guidance range.

Looking Forward

Investing in the future 80% goal Smart Grid Test Beds System upgrades Wheatridge Renewable Accelerating transportation Demand response Energy Facility electrification Meeting growth Green Tariff EV transit partnerships Access to capacity 17

Clean and reliable energy future Renewable Portfolio Standard 50% 45% Key elements 35% • Transition PGE customers off coal-fired generation 27% by 2030 20% • Production tax credits included in annual power cost filings since 2017 2020 2025 2030 2035 2040 • Pursue transportation electrification Renewable Additions Long-term strategy 2,500 • Layered approach balances near-term and long-term risks 2,000 and benefits for customers 1,500 • Incremental renewable actions reduce near-term carbon 1,000 emissions and puts PGE on track to meet Oregon’s carbon reduction goal 500 0 Note: Solid line represents renewable additions over time under 2019 Integrated Resource Plan (IRP) reference case conditions. The dashed line represents the median of renewable resource additions across all futures presented in the 2019 IRP and the shaded area reflects the 25th – 75th percentile of renewable resource additions across 18 futures

2019 Integrated Resource Plan Q1 2020 2020 2024 July 2019 Q3-Q4 2019 January 2020 Acknowledgement received in Discussing capacity contract Targeting online dates in 2024 public IRPmeeting filed withon March 16 Comments filed termsby with regionalStaff Memorandum operators of Public meetingfor new capacity and renewable commission Staff/Stakeholders/PGEexisting resources due Final Orderresources expected Action Plan • The plan reflects our focus on meeting customer needs and addressing stakeholder feedback. Customer Resource Actions • Increased energy efficiency, demand response, storage and dispatchable standby generation Renewable Resource Actions • A renewable RFP of up to150 MWa, targeting online in 2024 Capacity Resource Actions • A multi-stage procurement process for up to 700 MW of capacity contribution by 2025 • Pursue cost-competitive agreements for existing capacity in the region • Conduct an RFP for remaining capacity needs 19

Integrated Operations Center Improving security, resiliency, and reliability for our customers • A new 24/7 center for key operations • Advances our integrated grid strategy • Significantly improves seismic resilience, cyber and physical security • Improves monitoring, control and optimization of distributed assets and our distribution system 20

Building a smarter, more resilient grid INITIATIVES FRAMEWORK 1 Core Utility Assets INTEGRATION OF DERs & CUSTOMER TECHNOLOGIES 2 Field Area Network 3 Distribution Automation Interconnectivity Layer Management systems for feeders and (Data Management and Applications) substations, distributed energy 4 resources, customer technologies and GRID MANAGEMENT SYSTEM(S) energy storage systems AUTOMATION & SENSING Grid Modernization 5 Integrated Operations Center AND AND COMMUNICATIONS 6 Distributed Resource Planning INTEGRATED INTEGRATED OPERATIONS OPERATIONS OPTIMIZATION GRID PLANNING & ENGINEERING INFRASTRUCTURE 21

Capital investments(1) $740 $565 $500 $500 $500 2020 2021 2022 2023 2024 Ongoing capital expenditures Wheatridge Renewable Energy Facility Integrated Operations Center Outlook • 2020 capital plan on schedule, previously reduced in response to COVID-19 and economic conditions • Updating and replacing aging generation, transmission and distribution equipment • Building a smarter, more resilient grid (1) Values as of 8/24/2020. Capital investments exclude allowance for funds used under construction. Dollar values in millions. Estimates and projections are based on assumptions and there can 22 be no assurance regarding the amount of future capital investments.

Environmental, Social and Governance (ESG) Environmental Social Governance Decarbonize Customers Experienced More than 80% reduction in GHG Ensuring universal access at Wide range of skills, backgrounds affordable prices emissions associated with serving and leadership positions retail load by 2050 (using a 2010 Community Diverse baseline) Volunteered 32,900 hours, by PGE, employees and retirees 50% of Directors contributing Electrify Employees gender/racial diversity, including Smart grid test beds, accelerating female CEO transportation electrification, EV Leadership development programs transit partnerships for women and People of Color Independent employees interested in CEO is the only non-independent Reliability management, eight Business board member, independent board System upgrades, demand response Resource Groups, pre-apprentice committees and access to capacity training and outreach and tuition reimbursement Additional information (can be found through investors.portlandgeneral.com/esg): • PGE Sustainability Report Key Metrics 23 • PGE ESG Presentation

PGE investor relations team Jardon Jaramillo Online Senior Director – Treasury, Investor investors.portlandgeneral.com Relations and Finance Operations (503) 464-7051 Jardon.Jaramillo@pgn.com Peter Davis Analyst, Investor Relations (503) 464-8586 Peter.Davis@pgn.com Portland General Electric Investors.PortlandGeneral.com 121 SW Salmon Street Suite 1WTC0506 Portland, OR 97204 24

Portland General Electric Appendices

2016 Integrated Resource Plan

A flexible, balanced plan that reflects our commitment to a low-carbon future and achieves the Oregon Clean Electricity Plan

Renewables

- Procured renewables (100 MWa) to help ensure Oregon Clean Electricity Plan
  - Wheatridge Renewable Energy Facility:
    - Split ownership and PPA[1]
    - Resource capacity:
      - Wind 300 MW online in 2020
      - Solar 50 MW online in 2021
      - Battery 30 MW online in 2021

Capacity need

- Executed contracts for 300 MWs through RFP procurement process:
  - 200 MW of annual capacity with five-year terms beginning 2021
  - 100 MW of seasonal peak capacity during summer and winter periods with a five-year term beginning 2019


Solar
FIRST-OF-ITS-SCALE
RENEWABLE POWER
FACILITY
Wheatridge Renewable Energy Facility
Wind
Battery
storage

26

(1) PGE will own 100 megawatts of the wind project. Subsidiaries of NextEra Energy Resources will own the balance of the project and sell its output to PGE under 30-year power purchase agreements

Recovery of power costs

Annual power cost update tariff

- Annual reset of prices based on forecast of net variable power costs (NVPC) for the coming year
- Subject to OPUC prudency review and approval, new prices go into effect on or around January 1 of the following year

Power Cost Adjustment Mechanism (PCAM)



Power Cost Sharing
Customer Surcharge
90/10 Sharing
$30 million
Baseline NVPC
($15) million
Deadband
90/10 Sharing
Customer Refund
Earnings Test
Customer Surcharge
Return on Equity
8.5%
9.5%
10.5%
Customer Refund

- PGE absorbs 100% of the costs/benefits within the deadband, and amounts outside the deadband are shared 90% with customers and 10% with PGE
- An annual earnings test is applied using the regulated ROE as a threshold
- Customer surcharge occurs if PGE's actual regulated ROE is below 8.5%; ROE will not exceed 8.5% with surcharge
- Customer refund occurs if PGE's actual regulated return is above 10.5%; regulated return will not decrease below 10.5% with refund

27

Renewable portfolio standard Additional renewable resources • As of 2018, PGE had the following qualifying renewable resources: Type of Resource % of Retail Load Wind 9.9% Low-Impact Hydro 2.5% Solar & Other <1% Renewable Portfolio Standard: 2011 2015 2020 2025 2030 2035 2040 5% 15% 20% 27% 35% 45% 50% • Renewable Portfolio Standard qualifying resources and Renewable Energy Certificates (RECs) supplied approximately 10% of PGE’s retail load in 2012, 2013, and 2014, and approximately 15% of retail load in 2015, 2016, 2017 and 2018 Renewable Adjustment Clause • Renewable resource can be tracked into prices, through an automatic adjustment clause, without a general rate case. Using Schedule 122, prices go into effect on the resource’s in-service date and are updated annually. Upon Commission approval of the subsequent general rate case the renewable resource is included in base prices and Schedule 122 goes back to zero 28

Decoupling Mechanism The decoupling mechanism is intended to allow recovery of margin lost due to a reduction in sales of electricity resulting from customers’ energy efficiency and conservation efforts Collections under the decoupling mechanism are subject to an annual limitation of 2% of the applicable tariff schedule This includes a Sales Normalization Adjustment (SNA) mechanism for residential and nonresidential customers (≤ 200 kW) and a Lost Revenue Recovery Adjustment (LRRA), for large nonresidential customers (up to 1 MWa). • The SNA is based on the difference between actual usage per customer and that projected in PGE’s 2019 general rate case. The SNA mechanism applies to approximately 76% of 2019 customer revenues • The LRRA is based on the difference between actual energy-efficiency savings (as reported by the ETO) and those incorporated in the applicable load forecast. The LRRA mechanism applies to approximately 16% of 2019 customer revenues Recent Decoupling Results (dollars in millions) 2015 2016 2017 2018 2019 Sales Normalization Adjustment $(8.8) $1.9 $11.6 $(1.3) $14.4 Lost Revenue Recovery Adjustment $(0.5) $(0.8) $(0.4) $(1.1) $(0.1) Total adjustment $(9.3) $1.1 $11.2 $(2.4) $14.3 Note: refund = (negative) / collection = positive 29

Average retail price comparison Residential and Commercial - Summer 2019 Residential Electric Service Prices: Commercial Electric Service Prices: 1,000 kWh monthly consumption 40 kW demand and 14,000 kWh monthly consumption (Prices in cents per kWh) (Prices in cents per kWh) PGE - Sch 7 (OR) 12.4 PGE - Sch 83 (OR) 9.5 EEI U.S. Average 13.8 EEI U.S. Average 11.5 Avista (WA) 9.0 Avista (WA) 11.4 IdaCorp (ID) 10.2 IdaCorp (ID) 7.0 NW Energy (MT) 11.9 NW Energy (MT) 10.8 Black Hills Energy (WY) 12.2 Black Hills Energy (WY) 11.3 NV Energy (NV) 11.8 NV Energy (NV) 8.1 PacifiCorp (OR) 10.3 PacifiCorp (OR) 9.4 Arizona Public Service (AZ) 15.9 Arizona Public Service (AZ) 13.2 OG&E Energy (OK) 9.4 OG&E Energy (OK) 7.3 Kansas City Power & Light (KS) 14.5 Kansas City Power & Light (KS) 11.9 Westar Energy-KGE (KS) 12.6 Westar Energy-KGE (KS) 10.4 0.0 6.0 12.0 18.0 0.0 4.0 8.0 12.0 16.0 Notes: • This average is based on Investor-owned utilities only • EEI U.S. Average is based on Investor-owned utilities only 30 • Source: EEI Typical Bills and Average Rates Report for Prices in effect Jul. 1, 2019

Average retail price comparison Small and Large Industrial - Summer 2019 Industrial Electric Service Prices Large Industrial Electric Service Prices 1,000 kW peak demand and 400,000 kWh monthly consumption 50,000 kW peak demand and 32,500,000 kWh monthly consumption (Prices in cents per kWh) (Prices in cents per kWh) PGE - Sch 85 Primary (OR) 7.7 PGE - 89 Subtrans (OR) 6.1 EEI U.S. Average 9.8 EEI U.S. Average 7.9 Avista (WA) 9.2 Avista (WA) 5.8 IdaCorp (ID) 6.7 IdaCorp (ID) 0.0 NW Energy (MT) 8.4 NW Energy (MT) 7.4 Black Hills Energy (WY) Black Hills Energy (WY) 7.2 NV Energy (NV) NV Energy (NV) PacifiCorp (OR) 7.4 PacifiCorp (OR) 6.0 Arizona Public Service (AZ) 9.8 Arizona Public Service (AZ) 5.5 OG&E Energy (OK) 5.1 OG&E Energy (OK) 3.8 Kansas City Power & Light (KS) Kansas City Power & Light (KS) 7.7 Westar Energy-KGE (KS) 8.4 Westar Energy-KGE (KS) 6.8 0.0 2.0 4.0 6.0 8.0 10.0 0.0 2.0 4.0 6.0 8.0 Notes: • This average is based on Investor-owned utilities only • EEI U.S. Average is based on Investor-owned utilities only 31 • Source: EEI Typical Bills and Average Rates Report for Prices in effect Jul. 1, 2019